STOCKHOLDER STEWARDSHIP MEETINGS January 2024 Exhibit 99.3

The Trade Desk Our platform empowers ad buyers to make data-driven decisions when selecting the impressions they buy, the content they support and the channels they use to most effectively reach their target audiences; importantly, without compromising consumer privacy. Most ad buyers are ad agencies, brands or other technology companies.

We are targeting a massive TAM Source: Magna Global, Estimated 2023 Global Ad Spending and Company Reports. “We believe advertising will be transacted digitally. The future of all media is digital and programmatic… Eventually all media will be digital, and it will be transacted by machines. – CEO OF A GLOBAL MEDIA INVESTMENT MANAGEMENT GROUP ~$830B ~$250B ~$135B TOTAL GLOBAL AD SPENDING LINEAR TELEVISION DIGITAL MEDIA (EX-SEARCH AND SOCIAL)

$65 $95 $159 $214 $284 $503 $668 $758 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023E $203 $308 $477 $661 $836 $1,196 $1,578 $1,920 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023E The Trade Desk by the Numbers 2009 Founded 2,770+ Employees ~$830bn Total Global Ad Spend (TAM)(2) 2016 IPO REVENUE(1) 32%43%26%39%55%52%% Growth 32% 42%42%34%32%33%31%% Margin (1) (1) ($ in millions) ADJ. EBITDA(1) ($ in millions) (1) Company reports, SEC Filings (2) Magna Global, estimated 2023 global ad spending.

+ 61% (10)% + 520% + 3,898% + 54% + 31% + 166% + 247% + 65% (64)% + 199% + 476% (7)% (53)% + 15% + 39% 1 Year 3 Years 5 Years Since IPO Source: FactSet as of December 31, 2023. (1) Proxy peers reflects current public companies, including CRWD, DDOG, DOCU, HUBS, OKTA, PINS, RNG, ROKU, SHOP, SNAP, TWLO, ZM, and ZS (2) 2016 Tech IPO peers include Technology companies with a current market capitalization greater than $100mm as of December 31, 2023. (3) TTD first started trading on Nasdaq on September 21, 2016. 2016 Tech IPOs occurring after TTD are priced based on each respective IPO date. Benchmarked Total Shareholder Returns NASDAQ 100 Proxy Peers(1) 2016 Tech IPOs(2) (3)

Meeting agenda

The Road Ahead > Board Decision Framework Company Vision • Committed to making digital advertising better. The future of the open internet depends on it • TTD strives to be the top independent alternative to tech giants • Advertisers need options beyond walled gardens • Vision and Agility → Proven Competitive Advantage Board’s Decision Framework • Balance short- and long-term considerations for the benefit of our stockholders • Board commitment to increasing interactions with stockholders • Align pay with performance to retain and motivate executive officers Throughout its history, The Trade Desk has demonstrated its commitment to long- term stockholder value creation by investing ahead of key technology transitions. Board Decision Framework

The Road Ahead > Board Decision Framework > Executive Compensation 2021 CEO Performance Option Current StatusGoal • Proactively align executive incentives with long-term value creation Mechanism • 100% Performance-based • Ultra long-term (10 years) • “Stretch” vesting hurdles – designed to be a win for stockholders Stock Price Achievement Premium to Stock Price Vesting Condition at Grant Date Vested? In the Money? $90 + 32%   $115 + 68%   $145 + 112%   $185 + 171%   $225 + 229%   $260 + 281%   $300 + 339%   $340 + 398%   Stock Price (Grant Date): $68.29

The Road Ahead > Board Decision Framework > Sustainability Goal • Communicate the company’s strategy as it relates to sustainability Approach • Create a baseline for energy emissions • Increase transparency in regard to social and diversity initiatives • Highlight strategy and achievements in areas of governance Current Status • Deepen engagement with stakeholders to help broaden perspectives and hear diverse opinions Sustainability

The Road Ahead > Board Decision Framework > Corporate Governance Goal • Transparently maintain strict adherence to corporate governance standards • Focus on shareholder returns by enabling operational agility and flexibility in a very competitive and constantly evolving marketplace Structure • Created lead independent director role • Strong board composition; added expertise / increased diversity • One director (or two depending on board size) is elected by the Class A stockholders • Extended dual class structure (2020) through MFW process Current Status • Feedback always welcome and encouraged Corporate Governance — Board Composition and Dual Class Structure

Thank you 